EXHIBIT 10.01
THIRD AMENDMENT TO THE CASPIAN SERVICES INC. SECURED NON-NEGOTIABLE PROMISSORY NOTE	ТРЕТЬЯ ПОПРАВКА К ОБЕСПЕЧЕННОМУ КОРПОРАЦИЕЙ «CASPIAN SERVICES» НЕОБОРОТНОМУ ДОЛГОВОМУ ОБЯЗАТЕЛЬСТВУ

This Third Amendment to the Caspian Services, Inc. Secured Non-Negotiable Promissory Note (this “Amendment Agreement No. 3”) dated July 27, 2016, is made between Caspian Services, Inc., a Nevada corporation (the “Issuer”) and Bakhytbek Baiseitov, an individual (the “Initial Holder”).

Настоящая Третья поправка к Обеспеченному корпорацией «Caspian Services» необоротному долговому обязательству от «27» июля
 2016 г. (именуемая ниже «Дополнительное соглашение №3») заключена между корпорацией «Caspian Services», зарегистрированной в штате Невада (США) («Векселедатель») и физическим лицом г-ном Бахытбеком Байсеитовым («Первичный держатель»).

RECITALS	ПРЕАМБУЛА
WHEREAS:	ПРИНИМАЯ ВО ВНИМАНИЕ, ЧТ

(A)          The Issuer and the Initial Holder have previously entered into the Caspian Services Inc. Secured Non-Negotiable Promissory Note, Issuance Date September 30, 2011 (the “Non-Negotiable Note”);

(B)           The Issuer and the Initial Holder have previously entered into a First Amendment to the Caspian Services, Inc. Secured Non-Negotiable Promissory Note, dated September 24, 2014, and a Second Amendment to the Caspian Services, Inc. Secured Non-Negotiable Promissory Note, dated June 30, 2015, (collectively referred to as the “Prior Amendment Agreements”)  extending the Maturity Date to June 30, 2016; and

(A)   Векселедатель и Первичный держатель ранее договорились о выдаче Обеспеченного корпорацией «Caspian Services» необоротного долгового обязательства, дата выдачи - 30 сентября 2011 года («Необоротное долговое обязательство»);

(B)       Векселедатель и Первичный держатель ранее оформили Первую поправку к Обеспеченному корпорацией «Caspian Services» необоротному долговому обязательству от «24» cентября 2014 г. и Вторую поправку к Обеспеченному корпорацией «Caspian Services» необортному долговому обязательству от «30» июня 2015 г. (совместно именуемые ниже «Заключеные ранее дополнительные солашения»), согласно которым
 Срок погашения был продлен до «30» июня 2016 г.

(C) The Issuer and the Initial Holder wish to extend the Maturity Date of the Non-Negotiable Note as set forth below.	(C) Векселедатель и Первичный держатель намерены продлить Срок погашения Необоротного долгового обязательства, как изложено ниже,

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IT IS THEREFORE AGREED in consideration of these presents, the parties agree as follows:	С УЧЕТОМ ВЫШЕИЗЛОЖЕННОГО, стороны договорились о нижеследующем:

ARTICLE I - AMENDMENT TO LOAN AGREEMENT	СТАТЬЯ I - ПОПРАВКИ К ДОГОВОРУ ЗАЙМА
Section 1.01. Variation of the “Due” Date of the Non-Negotiable Note	Раздел 1.01. Изменение «Даты погашения» Необоротного долгового обязательства

The date the Non-Negotiable Note is due appearing on the first page of the Non-Negotiable Note, as amended by the Prior Amendment Agreements, immediately below the title line shall be amended by deleting it in its entirety and replacing it with:

Дата погашения Необоротного долгового обязательства, указанная на первой странице Необоротного долгового обязательства (с поправками, внесенными Заkлюченными ранее дополнительными соглашениями) непосредственно под заголовком, полностью удаляется и заменяется следующим текстом:

“Due June 30, 2017 (this “Note”)”	«подлежащее погашению 30 июня 2017 года (настоящее «Долговое обязательство»)»

Section 1.02. Variation to Section 1 (Payment of Principal and Interest) of the Non-Negotiable Note	Раздел 1.02. Изменения в Разделе 1 (Выплата основной суммы и процентов) Необоротного долгового обязательства
Section 1(a) of the Non-Negotiable Note, as amended by the Prior Amendment Agreements, shall be amended by deleting it in its entirety and replacing it with the following:	Раздел 1(a) Необоротного долгового обязательства (с поправками, внесенными Заkлюченными ранее дополнительными соглашениями) полностью удаляется и заменяется следующим текстом:

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“(a) Payment of Principal.  The Initial Holder shall have the right, at any time after the Closing Date, to demand and receive payment of the Note by the issuance of Common Stock of the Issuer on the terms and conditions of this Note and the Loan Consolidation and Restructuring Agreement between Caspian Services, Inc. and Bakhytbek Baiseitov dated July 31, 2011, as amended September 30, 2011.  The price per share for principal and interest shall be $.12 per share for a total of 90,000,000 shares of restricted Common Stock of the Issuer for the payment of principal, plus interest shares.  The Issuer shall have the right to pay the principal and interest under this Note by the issuance of Common Stock as set forth above on the earlier of: (i) the date on which the Issuer and the Initial Holder shall complete a renegotiation of the terms of the EBRD Financing; or (ii) the date when the Issuer and the Initial Holder elect to terminate restructuring negotiations with EBRD, but in no event later than June 30, 2017.  If the issuance of Common Stock has not been demanded by the Initial Holder or made at the election of the Issuer by no later than June 30, 2017, then the Issuer shall make payment in full of the principal and interest in cash (Maturity Date).”

(a) Выплата основной суммы. Первичный держатель вправе в любое время после Даты окончательного оформления сделки затребовать и получить оплату Долгового обязательства путем выпуска Обыкновенных акций Векселедателя в порядке и на условиях, изложенных в настоящем Долговом обязательстве и Договора о консолидации и реструктуризации займа между корпорацией «Caspian Services» и Бахытбеком Байсеитовым от 31 июля 2011 года, с изменениями, внесенными 30 сентября 2011 года. Цена за акцию для основной суммы долга и процентов будет равна 0,12 долларов США за акцию для общего количества ограниченных обыкновенных акций Векселедателя, равному 90 000 000 акций, для целей оплаты акциями основного долга и процентов. Векселедатель вправе выплатить основную сумму долга и проценты по настоящему Долговому обязательству путем выпуска Обыкновенных акций, в вышеизложенных целях в более раннюю из следующих дат: (i) в дату, в которую Векселедатель и Первичный держатель завершат переговоры по изменению условий финансирования со стороны ЕБРР; или (ii) в дату, в которую Векселедатель и Первичный держатель примут решение прекратить переговоры по реструктуризации с ЕБРР, но ни в коем случае не позднее, чем 30 июня 2017 года. Если выпуск Обыкновенных акций не будет затребован Первичным держателем или не будет произведен по решению Векселедателя не позднее 30 июня 2017 года, то Векселедатель обязан произвести выплату основной суммы и процентов в полном объеме в денежной форме («Срок погашения»).»

ARTICLE II – MISCELLANEOUS	СТАТЬЯ II – РАЗНОЕ
Section 2.01. Definitions	Раздел 2.01. Определения

In this Amendment Agreement No. 3 (including the recitals hereof), terms used and not otherwise defined herein shall have the meanings ascribed to them in the Non-Negotiable Note, as amended by the Prior Amendment Agreements.

Термины, используемые и не получившие иного определения в настоящем Дополнительном соглашении №3 (включая его Преамбулу), имеют значения, закрепленные за ними в Необоротном долговом обязательстве (с поправками, внесенными Заkлюченными ранее дополнительными соглашениями).

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Section 2.02. Effectiveness	Раздел 2.02. Вступление в силу

This Amendment Agreement No. 3 shall take effect on the date first written above.	Настоящее Дополнительное соглашение №3 вступает в силу с даты, указанной в первом абзаце настоящего документа.
Section 2.03. Continuing Agreement	Раздел 2.03. Непрерывность действия договора

This Amendment Agreement No. 3 is supplemental to, and shall be construed as one with the Non-Negotiable Note, as amended by the Prior Amendment Agreements and after the date referred to in Section 2.02 (Effectiveness) hereof and, from that date, all references to the Non-Negotiable Note and/or in the Non-Negotiable Note to this “Agreement” shall be deemed to be references to the Non-Negotiable Note, including the Prior Amendment Agreements, as amended hereby.  The Issuer and Initial Holder hereby confirm that the Non-Negotiable Note, as amended by the Prior Amendment Agreements, remains and shall continue in full force and effect as expressly amended by this Amendment Agreement No. 3.

Настоящее Дополнительное соглашение №3 является дополнением и подлежит совместному толкованию с Необоротным долговым обязательством, (с поправками, внесенными Заkлюченными ранее дополнительными соглашениями) и, начиная с даты, указанной в Разделе 2.02 (Вступление в силу) настоящего документа, все ссылки на Необоротное долговое обязательство и/или все ссылки в Необоротном долговом обязательстве на «настоящее Соглашение», считаются ссылками на Необоротное долговое обязательство (с поправками, внесенными Заkлюченными ранее дополнительными соглашениями) с изменениями, внесенными в него настоящим Дополнительным соглашением №3. Векселедатель и Первичный держатель настоящим подтверждают, что Необоротное долговое обязательство (с поправками, внесенными Заkлюченными ранее дополнительными соглашениями) сохраняет полную юридическую силу и действие в том виде, в котором оно в прямой форме было изменено настоящим Дополнительным соглашением №3.

Section 2.04. Representations and Warranties	Раздел 2.04. Заявления и гарантии

The Issuer represents and warrants to the Initial Holder that:	Векселедатель заявляет и гарантирует Первичному держателю, что:

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(a) it is duly organized and validly existing under the laws of the State of Nevada and has all requisite power and authority, corporate or otherwise, to enter into, execute, deliver and perform this Amendment Agreement No. 3;

(a) он является корпорацией, должным образом организованной и действующей в соответствии с законодательством штата Невада (США), и обладает всеми необходимыми правами и полномочиями (корпоративными и иными), необходимыми для подписания, вручения и исполнения настоящего Дополнительного соглашения №3;

(b) it has taken all necessary action to authorize the execution, delivery and performance by it of this Amendment Agreement No. 3;	(b) он предпринял все действия, необходимые для обеспечения правомочности подписания, вручения и исполнения им настоящего Дополнительного соглашения №3;

(c) this Amendment Agreement No. 3 has been duly executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms;
(c) настоящее Дополнительное соглашение №3 было надлежащим образом оформлено и вручено им и является его действительным юридическим обязательством, подлежащим исполнению в соответствии с его условиями;

(d) the execution, delivery and performance of this Amendment Agreement No. 3 will not violate any applicable law nor will they violate any provision of its organizational documents nor conflict with or breach or require any consent under any agreement or instrument to which the Issuer is a party or by which the Issuer or any of its assets are bound;

(d) подписание, вручение и исполнение настоящего Дополнительного соглашения №3 не нарушает никаких применимых законов и любых положений его организационных документов, а также не вступает в конфликт, не нарушает и не требует согласований по любому соглашению или документу, стороной которого является Векселедатель, или которыми Векселедатель или любой из его активов связаны;

(e) no authorizations, approvals, consents, recordings, filings, exemptions, registrations, notarizations or other requirements of or with any governmental, judicial and public bodies of or in the Republic of Kazakhstan are required in connection with the execution, validity and performance by the Issuer of this Amendment Agreement No. 3 nor for the enforceability thereof by the Initial Holder; and

(e) для целей подписания, действительности и исполнения Векселедателем настоящего Дополнительного соглашения №3, а также для целей приведения его в исполнение Первичным держателем, не требуется никаких разрешений, согласований, одобрений, записей, подачи документов, исключений, регистраций, нотариальных заверений или других действий со стороны любых правительственных, судебных и государственных органов Республики Казахстан; и

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(f) no payment of any duty or tax and no action whatsoever which has not been duly and unconditionally obtained, made or taken is necessary or desirable to ensure the validity, legality and enforceability of this Amendment Agreement No. 3.

(f) были должным образом и безоговорочно предприняты все действия, необходимые или желательные для обеспечения действительности, законности и исполнимости настоящего Дополнительного соглашения №3, включая оплату любых пошлин или налогов.

Section 2.05. Governing Law	Раздел 2.05. Применимое законодательство

This Amendment Agreement No. 3 shall be governed by and construed in accordance with the laws of the State of Utah (without regard to the principles thereof governing conflicts of laws.)	Настоящее Дополнительное соглашение №3 подлежит регулированию и истолкованию в соответствии с законами штата Юта (США) (без учета содержащихся в них принципов разрешения коллизий правовых норм).

Section 2.06. Counterparts	Раздел 2.06. Экземпляры

This Amendment Agreement No. 3 may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.	Настоящее Дополнительное соглашение №3 может быть подписано в нескольких экземплярах, каждый из которых будет считаться оригиналом, но совместно все эти экземпляры составляют один и тот же договор.

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Amendment Agreement No. 3 to be signed in their respective names as of the date first written above.

В УДОСТОВЕРЕНИЕ ЧЕГО Стороны, действуя через своих должным образом уполномоченных представителей, подписали настоящее Дополнительное соглашение №3 своими именами в дату, указанную в первом абзаце настоящего документа.

CASPIAN SERVICES, INC.	КОРПОРАЦИЯ «CASPIAN SERVICES»
By: /s/ Alexey Kotov	Подпись: /s/ Alexey Kotov
Name: Alexey Kotov	ФИО: Alexey Kotov
Title: CEO	Должность: CEO
BAKHYTBEK BAISEITOV	БАХЫТБЕК БАЙСЕИТОВ
By: /s/ Bakhytbek Baiseitov	Подпись: /s/ Bakhytbek Baiseitov

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